U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT JUNE 24, 2004
(Date of earliest event reported)

CNB FLORIDA BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA
(State or other jurisdiction of incorporation)

0-25988	59-2958616

(Commission File Number)	(IRS Employer Identification No.)

9715 Gate Parkway North Jacksonville, Florida	32246

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 997-8484

Item 5.	Other Events and Regulation FD Disclosure

On June 24, 2004 CNB Florida Bancshares, Inc. reported that its shareholders approved the previously announced merger agreement between the Company and The South Financial Group, Inc. A copy of the press release with the announcement is attached hereto as Exhibit 99.

Item 7.	Financial Statements , Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	Press Release dated June 24, 2004 for CNB Florida Bancshares, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB FLORIDA BANCSHARES, INC.

(Registrant)

Date:	June 24, 2004	By: /s/ Roy D. Jones

(Signature)

Roy D. Jones
Senior Vice President and Chief Financial Officer